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                                                                  EXHIBIT 10.5.1

                                  DIENSTVERTRAG

                                  -------------

                                    zwischen

                               POET Software GmbH
                          (im folgenden "Gesellschaft"
   vertreten durch die Gesellschafterversammlung, diese vertreten durch alle
                                Gesellschafter)

                                       und

                               Herrn Jochen Witte
                         im folgenden "Geschaftsfuhrer"

                                    SECTION 1
                                    TATIGKEIT

1. Die Gesellschaft hat den Geschaftsfuhrer durch GesellschafterbeschluB vom 19.5.93 zum Geschaftsfuhrer bestellt. Diese Bestellung schlieBt die Bestellung weiterer Geschaftsfuhrer nicht aus.

2. Der Geschaftsfuhrer hat die Geschafte der Gesellschaft mit der Sorgfalt eines ordentlichen Kaufmanns gewissenhaft zu fuhren und ihm die durch Gesetz, Satzung, Vertrag und gegebenenfalls allgemeine Richtlinien und Geschaftsordnung ubertragenen Obliegenheiten verantwortungsbewuBt wahrzunehmen. Insbesondere hat er auch die Grundsatze des Businessplans der Gesellschaft zu beachten.

3. Die Haupttatigkeit des Geschaftsfuhrers besteht in der verantwortlichen Fuhrung and Uberwachung der Gesellschaft insbesondere der Veranlassung, Abstimmung and Durchfuhrung aller MaBnahmen.

4. Bei Bestellung weiterer Geschaftsfuhrer konnen die Aufgaben der Geschaftsfuhrung durch die Gesellschafterversammlung festgelegt werden. Der Geschaftsfuhrer hat sich bei seiner Tatigkeit mit den ubrigen Geschaftsfuhrern kollegial abzustimmen.

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                                    SECTION 2
                            GESELLSCHAFTERBESCHLUSSE

1. Der Geschaftsfuhrer ist an Beschlusse der Gesellschafterversammlung gebunden.

2. Die Gesellschafterversammlung kann insbesondere allgemeine Richtlinien im Hinblick auf die Fuhrung der Geschafte festlegen.

3. Die Gesellschafterversammlung kann ferner eine verbindliche Geschaftsordnung erlassen, aus der sich die Abgrenzung der Tatigkeitsgebiete der Geschaftsfuhrer ergibt.

4. Vorbehaltlich weitergehender Weisungen der Gesellschafterversammlung bedurfen die in der Anlage 1 aufgefuhrten GeschaftsfuhrungsmaBnahmen der Zustimmung der Gesellschafterversammlung.

5. Die Zustimmung kann, auch fur einzelne Gruppen von Geschaften, bereits im voraus erteilt werden. Die Aufnahme in das verabschiedete Jahresbudget gilt als Genehmigung, soweit bei seiner Verabschiedung diesbezuglich kein Vorbehalt gemacht wurde.

                                    SECTION 3
                                      DAUER

1. Dieser Dienstvertrag beginnt am 19.5.1993 und ist auf unbestimmte Dauer abgeschlossen.

2. Er endet spatestens mit Ablauf des Monats, in dem der Geschaftsfuhrer das 60. Lebensjahr vollendet.

                                    SECTION 4
                              KUNDIGUNG/ABBERUFUNG


1.      Ordentliche Kundigung

        Beide Parteien konnen diesen Vertrag mit einer Frist von 3 (drei) Monaten zum Ende eines jeden Kalenderquartales kundigen.

        Die gesellschafterrechtliche Abberufung des Geschaftsfuhrers, die jederzeit erfolgen kann, ist im Zweifel als Kundigung dieses Vertrages zum nachstmoglichen Zeitpunkt auszulegen.

2.      AuBerordentliche Kundigung

        Die Kundigung dieses Vertrages aus wichtigem Grund bleibt unberuhrt.


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        Ein wichtiger Grund fur die Gesellschaft liegt insbesondere vor, wenn der Geschaftsfuhrer gegen die Bestimmungen dieses Vertrages oder die ihm im Innenverhaltnis auferlegten Beschrankungen hinsichtlich der Geschaftsfuhrung verstoBt.

3.      Freistellung

        In jedem Fall der Kundigung kann die Gesellschaft den Geschaftsfuhrer unabhangig von der Wirksamkeit der Kundigung und vorbehaltlich seiner sonstigen Rechte von seiner Tatigkeit fur die Gesellschaft freistellen.

4.      Die Kundigung des Vertrages bedarf der Schriftform.

                                    SECTION 5
                               VERTRETUNGSBEFUGNIS

1. Der Geschaftsfuhrer vertritt die Gesellschaft (gegebenenfalls neben den ubrigen Geschaftsfuhrern) gerichtlich und auBergerichtlich nach MaBgabe seiner Bestellung und der Satzung.

2. Der Geschaftsfuhrer hat die ihm durch diesen Vertrag, die Satzung, das Gesetz, eine Weisung oder einen BeschluB der Gesellschafterversammlung auferlegten Beschrankungen zu beachten.

                                    SECTION 6
                                    VERGUTUNG

1. Der Geschaftsfuhrer erhalt als Vergutung fur seine Tatigkeit ein Jahresbruttogehalt in Hohe von DM 168.000,-- (in Worten:
        einhundertachtundsechzigrausend Deutsche Mark), zahlbar unter Einbehaltung der gesetzlichen Abzuge in 12 gleichen Raten jeweils am Ende eines jeden Kalendermonats.

2. Bei Beginn und Beendigung dieses Dienstvertrages wird die Vergutung pro rata temporis gezahlt.

3.      Eine Versorgungszusage besteht nicht.


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4.      Durch die Vergutung entsprechend dieser Bestimmung ist die gesamte
        Tatigkeit des Geschaftsfuhrers, insbesondere gegebenenfalls auch eine solche fur Tochter-, Beteiligungs- oder andere Gesellschaften oder an Sonn- und Feiertagen abgegolten. Soweit der Geschaftsfuhrer fur derartige Tatigkeiten unmittelbar Vergutungen von den betreffenden Gesellschaften erhalt, werden diese auf die Vergutung nach diesem Vertrag angerechnet, sofern nicht ausdrucklich etwas anderes vereinbart wird.

                                    SECTION 7
                               SONSTIGE LEISTUNGEN

1. Fur die Dauer dieses Vertrages wird dem Geschaftsfuhrer von der Gesellschaft ein Firmen-PKW der gehobenen Mittelklasse zur Verfugung gestellt, den dieser auch privat nutzen darf. Die Lohnsteuer auf den geldwerten Vorteil der privaten Nutzung ist vom Geschaftsfuhrer zu tragen. Section 12 gilt entsprechend.

2. Die Gesellschaft wird den Geschaftsfuhrern in gewohnlicher und angemessener Hohe gegen Unfall versichern.

3. Die Gesellschaft ist dem Geschaftsfuhrer-gegebenenfalls nach den internen Richtlinien der Gesellschaft-zum Ersatz notwendiger und angemessener Auslagen, einschlieBlich Reise- und Bewirtungskosten, verpflichtet. Die Auslagen sind im Einzelfalls nach den steuerlichen Vorschriften zu belegen, sofern nicht nach den steuerlichen Vorschriften zulassige Pauschalbetrage abgerechnet werden.

4. Der Geschaftsfuhrer hat Anspruch auf eine Kapitallebensversicherung (Direktversicherung) nach MaBgabe von section 40 b EStG.

                                    SECTION 8
                                     URLAUB

1. Der Geschaftsfuhrer hat Anspruch auf einen jahrlichen Urlaub von 28 Arbeitstagen.

2. Der Zeitpunkt des Urlaubs ist gegebenenfalls mit den ubrigen Geschaftsfuhrern und der Gesellschafterversammlung unter Wahrung der Belange der Gesellschaft abzustimmen.

3. Der Urlaubsanspruch verfallt spatestens am 31. Marz des folgenden Jahres. Ein Entschadigungsanspruch fur nicht beanspruchte Urlaubstage besteht nicht.


                                      -4-
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                                    SECTION 9
                      GEHALTSFORTZAHLUNG IM KRANKHEITSFALL

1. Im Falle der Erkrankung oder sonstigen unverschuldeten Verhinderung wird die monatliche Vergutung (section 6 Abs. 1) fur die Dauer von 6 Monaten fortgezahlt. Die Fortzahlung der Bezuge erfolgt langstens bis zur Beendigung des Dienstvertrages.

2. Auf die Leistungen der Gesellschaft werden etwaige Leistungen Dritter, beispielsweise aufgrund von Haftpflichtanspruchen oder von Krankenversicherungen, soweit angerechnet, als durch diese und die Leistungen der Gesellschaft insgesamt die Nettobezuge uberschritten werden, die der Geschaftsfuhrer gemaB section 6 Abs. 1 bis 3 haben wurde, wenn er nicht arbeitsunfahig ware.

3. Stirbt der Geschaftsfuhrer wahrend der Dauer des Dienstvertrages, so haben gegebenenfalls seine Witwe und seine ehelichen Kinder, soweit diese das 25. Lebensjahr noch nicht vollendet haben und noch in der Berufsausbildung stehen, als Gesamtglaubiger Anspruch auf Fortzahlung der monatlichen Vergutung (section 6 Abs. 1) fur den Sterbemonat und die 3 folgenden Monate. Absatz 2 gilt entsprechend.

                                   SECTION 10
                           PFLICHTEN, NEBENTATIGKEITEN

1. Der Geschaftsfuhrer hat seine gesamte Arbeitskraft und deren Ergebnisse sowie alle Erfahrungen und Kenntnisse allein der Gesellschaft zur Verfugung zu stellen. Die Arbeitszeit richtet sich nach den anfallenden Aufgaben und betragt mindestens 40 Wochenstunden.

2. Jede auf Erwerb gerichtete andere Beschaftigung bedarf der vorherigen schriftlichen Zustimmung durch die Gesellschafterversammlung. Der Geschaftsfuhrer verpflichtet sich, der Gesellschaft jede tatsachlich oder moglicherweise zustimmungsbedurftige Nebenbeschaftigung im voraus schriftlich anzuzeigen.

3. Der schriftlichen Zustimmung der Gesellschafterversammlung bedarf auch die Ubernahme von Ehrenamtern, die einen nicht nur unwesentlichen Arbeitsaufwand verursachen, sowie von Mandanten in einem Aufsichtsrat, Verbandsgremium oder einer ahnlichen Institution. Dies gilt auch fur eine wissenschaftliche, schriftstellerische, beratende oder ahnliche Tatigkeit.

4. Die Gesellschafterversammlung darf ihre Zustimmung zu einer angezeigten Nebentatigkeit nur versagen, oder, was jederzeit moglich ist, widerrufen, wenn die betreffende Nebentatigkeit als solche oder in Zusammenhang mit anderen Nebentatigkeiten eine Beeintrachtigung der Tatigkeit des Geschaftsfuhrers fur die Gesellschaft oder sonstiger Belange der Gesellschaft zu befurchten laBt.

5. Der Geschaftsfuhrer ist verpflichtet, bei Beendigung des Dienstverhaltnisses-bzw. im Falle der vorzeitigen Freistellung zum Zeitpunkt der Freistellung-auf BeschluB der Gesellschafterversammlung alle Mandate niederzulegen, die er aufgrund seiner Tatigkeit oder im Zusammenhang mit seiner Tatigkeit bei der Gesellschaft ubernommen bzw. wahrgenommen hat.


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                                   SECTION 11
                       GESCHAFTS- UND BETRIEBSGEHEIMNISSE

Der Geschaftsfuhrer verpflichtet sich zur uneingeschrankten Geheimhaltung aller Geschafts- und Betriebsgeheimnisse. Die Geheimhaltungspflicht des
Geschaftsfuhrers gilt uber die Beendigung des Vertragsverhaltnisses hinaus.

                                   SECTION 12
                            HERAUSGABE VON UNTERLAGEN

Bei Beendigung dieses Dienstvertrages-bzw. im Falle der fruheren Freistellung im Zeitpunkt der Freistellung-ist der Geschaftsfuhrer verpflichtet, alle Unterlagen, Aufzeichnungen und sonstige Materialien, die mit seiner Geschaftsfuhrertatigkeit im Zusammenhang stehen oder Angelegenheiten der Gesellschaft betreffen, unverzuglich und unaufgefordert an die Gesellschaft zuruckzugeben. Der Geschaftsfuhrer ist nicht berechtigt, an derartigen Gegenstanden ein Zuruckbehaltungsrecht auszuuben.

                                   SECTION 13
                           ERFINDUNGEN, URHEBERRECHTE

1. Der Geschaftsfuhrer wird der Gesellschaft vorab eine schriftliche Aufstellung aller gewerblichen Schutzrechte und Urheberrechte zur Verfugung stellen, die ihm gehoren oder an denen er eine
        Verfugungsberechtignung (insbesondere eine Lizenz) oder ein anderweitiges Interesse hat.

2. Urheberrechte und gewerbliche Schutzrechte, insbesondere Rechte an Erfindungen oder technischen Verbesserungen, die der Geschaftsfuhrer wahrend seiner Tatigkeit fur die Gesellschaft oder im Zusammenhang mit seiner Tatigkeit fur die Gesellschaft oder aufgrund seiner Erfahrungen aus seiner Tatigkeit fur die Gesellschaft oder aufgrund von Arbeiten der Gesellschaft gemacht oder erarbeitet hat, stehen alleine der Gesellschaft zu. Der Geschaftsfuhrer tritt bereits jetzt alle entsprechenden Rechte an die Gesellschaft ab, die diese Abtretung annimmt. Die Gesellschaft ist diesbezuglich zu keiner zusatzlichen Vergutung verpflichtet. Das Arbeitnehmererfindergesetz findet mangels Arbeitnehmereigenschaft des Geschaftsfuhrers keine Anwendung.

3. Dementsprechend ubertragt der Geschaftsfuhrer bereits jetzt die unentgeltliche ausschlieBliche Nutzung etwa in seiner Person entstehender Urheberrechte an in Zusammenhang mit seiner Tatigkeit oder aufgrund seiner Erfahrungen aus seiner Tatigkeit fur die Gesellschaft oder aufgrund von Arbeiten der Gesellschaft geschaffenen Werken auf die Gesellschaft, die diese Ubertragung annimmt.


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                                   SECTION 14
                               SCHLUBBESTIMMUNGEN

1. Die Parteien setzen einvernehmlich und ohne weitere Prufung durch die Gesellschaft die von dem Geschaftsfuhrer vorgelegten
        Bewerbungsunterlagen als richtig und vollstandig voraus.

        Dieser Vertrag enthalt alle Abreden der Parteien. Es bestehen, soweit diese nicht gesondert erwahnt sind, keine Nebenabreden.
        Vertragsanderungen bedurfen in jedem Fall der Schriftform, dies gilt auch fur vorstehenden Halbsatz.

2. Sollten einzelne Bestimmungen dieses Vertrages unwirksam sein oder werden, so beruhrt dies die Wirksamkeit der ubrigen Bestimmungen nicht. Anstelle der unwirksamen Bestimmungen gilt diejenige Regelung als vereinbart, die dem mit der unwirksamen Bestimmung angestrebten wirtschaftlichen Zweck am nachsten kommt. Dasselbe gilt fur den Fall, daB der Vertrag Lucken enthalt.

3. Erfullungsort und Gerichtsstand fur alle sich moglicherweise aus diesem Vertrag ergebenden Streitigkeiten ist, soweit zulassig, der Sitz der Gesellschaft.

4. Alle Willenserklarungen des Geschaftsfuhrers, die diesen Vertrag betreffen, sind an die Gesellschafterversammlung zu richten. Alle in diesem Vertrag der Gesellschafterversammlung vorbehaltenen Rechte konnen gegebenenfalls durch einen Beirat wahrgenommen werden.

Munchen, 19/5/93

/s/ Dirk Bartels
- -------------------------
POET Software GmbH

/s/ Jochen Witte
- -------------------------
Jochen Witte


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ANLAGE 1: ZUSTIMMUNGSPFLICHTIGE GESCHAFTE:

*       Einforderung von Einzahlungen auf Stammeinlagen und Aufgeld

*       Zustimmung zur Teilung von Geschaftsanteilen

* Bestellung und Abberufung von Prokuristen und Handlungsbevollmachtigten zum gesamten Geschaftsbetrieb

* Einraumung und Beendigung jedweder Beteiligungen am Gewinn der Gesellschaft, insbesondere von stillen Beteiligungen, partiarischen Rechtsverhaltnissen und Tantiemen

* AbschluB und Beendigung von Betriebspacht-, Betriebsfuhrungs- und Unternehmensvertragen und Vertragen, die eine wesentliche Einschrankung potentieller unternehmerischer Aktivitaten der Gesellschaft zur Folge haben konnen.

* VerauBerung des Gesellschaftsvermogens als Ganzes oder zu einem wesentlichen Teil

* Grundung und Beendigung von Gesellschaften oder Unternehmen, Erwerb und VerauBerung von Beteiligungen an anderen Unternehmen, AbschluB, Anderung und Beendigung von Gesellschaftsvertragen

* Errichtung, Erwerb, SchlieBung und VerauBerung von Betrieben, Teilbetrieben oder Zweigniederlassungen

* Erwerb, VerauBerung oder Belastung von Grundstucken und grundstucksgleichen Rechten

* Verfugung uber gewerbliche Schutzrechte sowie AbschluB und Beendigung von Patent-, Lizenz-, Knowhow- und Kooperationsvertragen

* AbschluB und Beendigung von Vertriebsvertragen und Eingehung von Lieferbedingungen

*       Aufnahme von Krediten uber (im Einzelfall oder insgesamt) DM 50.000

* Investitionen uber (im Einzelfall oder insgesamt) DM 50.000 sowie Investitionen, die zu einer Uberschreitung des Budgets um (im Einzelfall oder insgesamt) mehr als 10% fuhren

* Veranlassung von Entwicklungsprojekten mit einem Volumen von uber (im Einzelfall oder insgesamt) 0,5% des Umsatzes jedoch mindestens DM 25.000

* Sicherheitsleistungen, Abgabe von Burgschaften und Garantien sowie Eingehung von Wechselverpflichtungen, die (im Einzelfall oder insgesamt) DM 100.000 ubersteigen; ausgenommen ist die ubliche Gewahrleistung fur Produkte der Gesellschaft.

* Einstellung und Kundigung von Mitarbeitern, wenn deren Vergutung das 1,5-fache der jeweiligen Beitragsbemessungsgrenze in der
        Rentenversicherung ubersteigt

* Zustimmung zu Nebentatigkeiten von Mitarbeitern, soweit sich die Zustimmungsbedurftigkeit aus dem betreffenden Anstellungsverhaltnis ergibt

* Erteilung von Ruhegeld- oder Pensionszusagen; eventuelle Pensionszusagen fur Geschaftsfuhrer oder Gesellschafter werden mit ihren Kosten fur die Gesellschaft wie ein Teil des Gehalts betrachtet

* AbschluB anderer Vertrage, durch die der Gesellschaft Aufwendungen oder Verpflichtungen von uber (im Einzelfall oder insgesamt) DM 25.000 entstehen, mit Ausnahme von VerauBerungsgeschaften im Rahmen des ublichen Geschaftsverkehrs

*       interne Organisationsanderungen von wesentlicher Bedeutung

* Beschlusse uber Gegenstande, die im Ergebnis einem der vorgenannten Punkte vergleichbar sind


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*       alle sonstigen auBergewohnlichen GeschaftsfuhrungsmaBnahmen

Der erforderlichen Zustimmung bedurfen die vorstehenden MaBnahmen nicht, soweit sie bereits in einem vorbehaltslos verabschiedeten Jahresbudget enthalten sind.


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                            ZUSATZ ZUM ARBEITSVERTRAG

zwischen

        POET Software GmbH
        Kattjahren 4-8

        22359 Hamburg                              nachfolgend POET genannt
        Tel.: 60 99 00

und

        Jochen Witte
        Buchenstieg 13 B

        22359 Hamburg                              nachfolgend AN genannt
        Tel.: 040 609 123 86

Der Arbeitsvertrag vom 19.5.1993 wird ruckwirkend zum 1. Juli 1998 wie folgt erganzt und geandert:

ZU PARAGRAPH 1

Der AN ubernimmt neben seiner Tatigkeit als Geschaftsfuhrer auch die Vertriebsverantwortung fur den Europaischen Raum.

ZU PARAGRAPH 6

Der AN erhalt ein Festgehalt von monatlich 13.333 DM. Zusatzlich erhalt der AN auf samtliche Umsatze der deutschen GmbH (ausgenommen Innenumsatze innerhalb der POET Holding) folgende Provisionen:

0,8% bis zur Erreichung von 75% der Zielvorgabe laut Businessplan

2,5 % ab Erreichung von 75 % der Zielvorgabe laut Businessplan.

Die Zielvorgabe betragt 1.588 TDM fur das dritte Quartal 1998 und 1.720 TDM fur das vierte Quartal 1998.

Die bisher bestehende Vergutungsvereinbarung entfallt.

Hamburg, den 10 September 1998

/s/ /s/ Dirk Bartels                        /s/  Jochen Witte
    (Arbeitnehmer)                          (POET Software GmbH)


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